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                               FORUM FUNDS

                       DAILY ASSETS TREASURY FUND
                      DAILY ASSETS GOVERNMENT FUND
                         DAILY ASSETS CASH FUND


             Supplement to Prospectus Dated August 1, 1996


Shares of Daily Assets Government Fund currently are not offered for sale.





October 1, 1996